UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2008 (November 6, 2008)

JER Investors Trust Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32564	75-3152779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1600, McLean, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code
(703) 714-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02
Results of Operations and Financial Condition.

On November 6, 2008, JER Investors Trust Inc. (the "Company") announced its results of operations for the third fiscal quarter ended September 30, 2008.  A copy of the related press release is attached hereto as Exhibit 99.1.

On November 6, 2008, the Company held a conference call open to the public on which management discussed the Company’s results of operations for the third fiscal quarter ended September 30, 2008. A transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
                                  99.1      Press Release, dated November 6, 2008, issued by JER Investors Trust Inc.

                                  99.2      Transcript of Conference Call held by JER Investors Trust Inc. on November 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JER Investors Trust Inc.
(Registrant)

Date: November 12, 2008	By:	/s/ J. Michael McGillis
	Name:	J. Michael McGillis
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 6, 2008, issued by JER Investors Trust Inc.
99.2	Transcript of Conference Call held by JER Investors Trust Inc. on November 6, 2008